Exhibit 99.1

SB Financial Group Announces Third Quarter 2023 Results

DEFIANCE, OH, October 30, 2023 -- SB Financial Group, Inc. (NASDAQ: SBFG) (“SB Financial” or the “Company”), a diversified financial services company providing full-service community banking, mortgage banking, wealth management, private client and title insurance services today reported earnings for the third quarter ended September 30, 2023.

Third quarter 2023 highlights over the third quarter prior year include:

●	Net income of $2.7 million decreased 19.6 percent with diluted earnings per share (“EPS”) of $0.39 and down to the linked quarter by 12.6 percent

●	Asset quality remained stable, with 30 basis points of non-performing assets and net charge-offs of just $5 thousand in the quarter

●	Coverage of our non-performing loans by the allowance improved by 29 percent to 474 percent

●	Loans were higher from both the prior year and linked quarters and the portfolio has now grown for 7 consecutive quarters

Nine months ended September 30, 2023, highlights over prior-year nine months include:

●	Net income of $8.2 million, down 8.6 percent

●	Adjusted for OMSR recapture, net income is higher by 2.4 percent

●	Noninterest expense of $31.6 million declined 1.4 percent

●	Total net charge-offs year-to-date of just $88 thousand or 0.01 percent of total loans

Third quarter 2023 trailing twelve-month highlights include:

●	Loan growth of $63.8 million, or 6.9 percent

●	Deposit growth remained steady compared to the prior year but increased over the linked quarter by $14.2 million. Deposit costs have increased from the prior year by $8.3 million with the deposit cost of funds reaching 1.53 percent

Earnings Highlights	Three Months Ended			Nine Months Ended
($ in thousands, except per share & ratios)	Sep. 2023	Sep. 2022	% Change	Sep. 2023	Sep. 2022	% Change
Operating revenue	$13,699	$14,473	-5.3%	$41,879	$43,017	-2.6%
Interest income	14,796	11,764	25.8%	43,026	31,632	36.0%
Interest expense	5,260	1,334	294.3%	13,337	3,133	325.7%
Net interest income	9,536	10,430	-8.6%	29,689	28,499	4.2%
Provision for credit losses	(6)	-	0.0%	389	-	0.0%
Noninterest income	4,163	4,043	3.0%	12,190	14,518	-16.0%
Noninterest expense	10,481	10,384	0.9%	31,593	32,046	-1.4%
Net income	2,687	3,343	-19.6%	8,212	8,988	-8.6%
Earnings per diluted share	0.39	0.47	-17.0%	1.18	1.27	-7.1%
Return on average assets	0.80%	1.03%	-22.3%	0.81%	0.91%	-11.0%
Return on average equity	8.73%	10.89%	-19.8%	8.72%	9.21%	-5.3%

“Funding costs continued to be headwinds for us in the quarter, however we are pleased that we were still able to grow our deposit base from the linked quarter, despite that higher cost” said Mark A. Klein, Chairman, President, and CEO of SB Financial. “Our asset quality continued to be peer leading and our allowance percentage at 1.60 percent provides critical stability and strength as we move forward into a potentially tougher economic environment.”

RESULTS OF OPERATIONS

Consolidated Revenue

Total interest income for the third quarter was up $3.0 million or 25.8 percent from the prior year and from the linked quarter was up nearly 11 percent on an annualized basis, as the yield on earning assets increased 89 basis points to 4.78 percent. However, deposit and other funding costs have risen at a faster pace, reducing net interest margin to 3.08 percent, down 37 basis points compared to the prior year and 7 basis points compared to the linked quarter.

Noninterest income was up from the prior year but down compared to the linked quarter, reflecting higher margins from gain on sale and relative growth in the mortgage sector, offset by weakness in our SBA volume and gain on sale. Wealth management revenues are under pressure from weaker equity markets and a reduction in client assets. For the full year, adjusting for the OMSR recapture, total noninterest income decreased $1.1 million or 8.2 percent due to our mortgage origination and sale volume being lower by 32.7 and 20.7 percent, respectively.

Mortgage Loan Business

Mortgage loan originations for the third quarter of 2023 were $61.2 million, down $7.4 million, or 10.7 percent, from the prior year quarter. Total sales of originated loans increased compared to the prior year, reaching $54.1 million, up $14.9 million, or 38.1 percent as we adjusted pricing and reduced duration risk in order to transition from portfolio production.

Net mortgage banking revenue, comprising gains on the sale of mortgage loans and net loan servicing fees, totaled $1.6 million for the third quarter, up from $1.4 million for the prior year quarter and slightly higher from the linked quarter. The mortgage servicing valuation adjustment was a negative $0.1 million, compared to a positive adjustment of $0.1 million for the prior year quarter. The servicing portfolio at September 30, 2023, was $1.37 billion, an increase of $4.5 million compared to the prior year.

Mr. Klein noted, “Our mortgage volume has remained below historical levels as we adjust to a much higher interest rate environment and limited movement of housing inventory and resulting mortgage activity. Historically, we have seen 20 to 30 percent of our volume from refinance transactions, which is down this year to just 9 percent, further impacting production levels.”

Mortgage Banking						Annual
($ in thousands)	Sep. 2023	Jun. 2023	Mar. 2023	Dec. 2022	Sep. 2022	Growth
Mortgage originations	$61,200	$65,387	$49,366	$51,219	$68,557	$(7,357)
Mortgage sales	54,085	47,933	25,803	23,590	39,176	14,909
Mortgage servicing portfolio	1,367,209	1,353,904	1,344,158	1,352,016	1,362,666	4,543
Mortgage servicing rights	13,893	13,723	13,548	13,503	13,473	420

Mortgage servicing revenue
Loan servicing fees	850	844	844	851	858	(8)
OMSR amortization	(334)	(334)	(292)	(310)	(396)	62
Net administrative fees	516	510	552	541	462	54
OMSR valuation adjustment	(78)	(16)	56	86	65	(143)
Net loan servicing fees	438	494	608	627	527	(89)
Gain on sale of mortgages	1,207	1,056	599	550	876	331
Mortgage banking revenue, net	$1,645	$1,550	$1,207	$1,177	$1,403	$242

Noninterest Income and Noninterest Expense

Noninterest income for the quarter increased from the prior year quarter by 3.0 percent and was just slightly below the linked quarter. Gain-on-sale from mortgage loans, was up $0.3 million or 37.8 percent from the prior year. Our sale percentage of originated volume returned to more historical levels with the 88 percent achieved for the quarter marking our highest since early 2020.

For the third quarter of 2023, noninterest expense of $10.5 million was slightly higher than both the prior year and linked quarters. We encountered some one-time expenses in the quarter related to check fraud, which elevated expense levels above our current run rate.

Mr. Klein stated, “As revenue levels have declined, we have been focused on reducing resources and controllable expenses throughout the Company. Our total headcount is down over 7 percent and expenses have declined 1.4 percent for the nine months compared to the prior nine month period.”

Noninterest Income/Noninterest Expense						Annual
($ in thousands, except ratios)	Sep. 2023	Jun. 2023	Mar. 2023	Dec. 2022	Sep. 2022	Growth
Noninterest Income (NII)	$4,163	$4,361	$3,666	$3,713	$4,043	$120
NII / Total Revenue	30.4%	30.7%	26.2%	25.4%	27.9%	2.5%
NII / Average Assets	1.2%	1.3%	1.1%	1.1%	1.2%	0.0%
Total Revenue Growth	-5.3%	-0.5%	-2.0%	-6.7%	-13.2%	-5.3%

Noninterest Expense (NIE)	$10,481	$10,339	$10,773	$10,269	$10,384	$97
Efficiency Ratio	76.4%	72.7%	76.9%	70.2%	71.6%	4.8%
NIE / Average Assets	3.1%	3.1%	3.2%	3.1%	3.2%	-0.1%
Net Noninterest Expense/Avg. Assets	-1.9%	-1.8%	-2.1%	-2.0%	-2.0%	0.1%
Total Expense Growth	0.9%	-4.3%	-0.8%	-11.2%	-7.7%	0.9%

Balance Sheet

As of September 30, 2023, total assets were $1.33 billion, a slight decrease from the linked quarter, and 1.8 percent higher compared to the prior year. Total shareholders’ equity at September 30, 2023, was $112.3 million. Excluding the impact of the investment portfolio net unrealized losses, equity rose to $151.9 million, reflecting a 2.6 percent increase. During the quarter, we repurchased 43,814 shares of our Company stock and we have declared cash dividends of $0.39 per share for the nine-month period, an 8.5 percent increase from the prior period. The investment portfolio of $212.8 million was down $30.5 million or 12.5 percent from a year ago and now constitutes 16.0 percent of total assets.

Total loans held for investment were up $63.8 million or 6.9 percent compared to the prior year. The Allowance for Credit Losses ended the quarter at $15.8 million or 1.60 percent of total loans. The reserve is higher by $2.0 million, or 14.2 percent compared to the prior year due to CECL and negligible charge-offs in the current year. Deposit balances of $1.09 billion at September 30, 2023, were level to the prior year, but were higher compared to the linked quarter by $14.2 million.

Mr. Klein continued, “Loan balances were higher compared to the linked quarter, and we have now grown loans quarter over quarter for seven consecutive quarters. Our commercial pipelines of $44 million remain under pressure in most of our markets, but we continue to aggressively call to expand relationships from both internal and external clients. Asset quality continues to remain stable, and our coverage of non-performing loans has increased to nearly five times at quarter end.”

Loan Balances						Annual
($ in thousands, except ratios)	Sep. 2023	Jun. 2023	Mar. 2023	Dec. 2022	Sep. 2022	Growth
Commercial	$120,325	$123,226	$126,066	$128,393	$128,565	$(8,240)
% of Total	12.2%	12.5%	12.9%	13.3%	13.9%	-6.4%
Commercial RE	421,736	417,412	419,024	412,809	404,710	17,026
% of Total	42.6%	42.4%	42.9%	42.9%	43.7%	4.2%
Agriculture	60,928	58,222	57,761	64,505	60,522	406
% of Total	6.2%	5.9%	5.9%	6.7%	6.5%	0.7%
Residential RE	320,306	321,365	309,684	291,368	267,135	53,171
% of Total	32.4%	32.6%	31.7%	30.3%	28.9%	19.9%
Consumer & Other	65,726	64,599	63,777	65,000	64,317	1,409
% of Total	6.6%	6.6%	6.5%	6.8%	7.0%	2.2%
Total Loans	$989,021	$984,824	$976,312	$962,075	$925,249	$63,772
Total Growth Percentage						6.9%

Deposit Balances						Annual
($ in thousands, except ratios)	Sep. 2023	Jun. 2023	Mar. 2023	Dec. 2022	Sep. 2022	Growth
Non-Int DDA	$224,182	$218,411	$237,175	$256,799	$250,791	$(26,609)
% of Total	20.7%	20.4%	21.4%	23.6%	23.1%	-10.6%
Interest DDA	174,729	170,282	188,497	191,719	199,523	(24,794)
% of Total	16.1%	15.9%	17.0%	17.6%	18.4%	-12.4%
Savings	226,077	225,065	227,974	191,272	201,402	24,675
% of Total	20.8%	21.0%	20.5%	17.6%	18.5%	12.3%
Money Market	216,565	217,681	222,203	255,995	258,975	(42,410)
% of Total	20.0%	20.3%	20.0%	23.6%	23.8%	-16.4%
Time Deposits	243,766	239,717	234,295	190,880	175,202	68,564
% of Total	22.5%	22.4%	21.1%	17.6%	16.1%	39.1%
Total Deposits	$1,085,319	$1,071,156	$1,110,144	$1,086,665	$1,085,893	$(574)
Total Growth Percentage						-0.1%

Asset Quality

SB Financial reported nonperforming assets totaling $4.0 million as of September 30, 2023, marking a decrease of $0.5 million or 12.1 percent from the same quarter last year, despite a slight increase from the linked quarter. The coverage ratio for problem loans, has notably strengthened, improving nearly 100 basis points from the previous year. The enhancement is attributed to both the expansion of the allowance, following a CECL adjustment of $1.4 million, and a concurrent reduction in problem loans.

Nonperforming Assets						Annual
($ in thousands, except ratios)	Sep. 2023	Jun. 2023	Mar. 2023	Dec. 2022	Sep. 2022	Change
Commercial & Agriculture	$717	$170	$185	$114	$114	$603
% of Total Com./Ag. loans	0.40%	0.09%	0.10%	0.06%	0.06%	528.9%
Commercial RE	222	192	199	210	223	(1)
% of Total CRE loans	0.05%	0.05%	0.05%	0.05%	0.06%	-0.4%
Residential RE	2,182	2,266	2,742	3,020	3,129	(947)
% of Total Res. RE loans	0.68%	0.71%	0.89%	1.04%	1.17%	-30.3%
Consumer & Other	208	282	270	338	280	(72)
% of Total Con./Oth. loans	0.32%	0.44%	0.42%	0.52%	0.44%	-25.7%
Total Nonaccruing Loans	3,329	2,910	3,396	3,682	3,746	(417)
% of Total loans	0.34%	0.30%	0.35%	0.38%	0.40%	-11.1%
Foreclosed Assets and Other Assets	629	625	650	777	756	(127)
Total Change (%)						-16.8%
Total Nonperforming Assets	$3,958	$3,535	$4,046	$4,459	$4,502	$(544)
% of Total assets	0.30%	0.26%	0.30%	0.33%	0.35%	-12.08%

Webcast and Conference Call

The Company will hold the third quarter 2023 earnings conference call and webcast on October 31, 2023, at 11:00 a.m. EDT. Interested parties may access the conference call by dialing 1-888-338-9469. The webcast can be accessed at ir.yourstatebank.com. An audio replay of the call will be available on the Company’s website.

About SB Financial Group

Headquartered in Defiance, Ohio, SB Financial is a diversified financial services holding company for the State Bank & Trust Company (State Bank) and SBFG Title, LLC dba Peak Title (Peak Title). State Bank provides a full range of financial services for consumers and small businesses, including wealth management, private client services, mortgage banking and commercial and agricultural lending, operating through a total of 23 offices: 22 in nine Ohio counties and one in Fort Wayne, Indiana, and 23 ATMs. State Bank has six loan production offices located throughout the Tri-State region of Ohio, Indiana and Michigan. Peak Title provides title insurance and title opinions throughout the Tri-State region. SB Financial’s common stock is listed on the NASDAQ Capital Market with the ticker symbol “SBFG”.

In May 2023, SB Financial was valued #163 on the American Banker Magazine’s list of top 200 publicly traded Community Bank and Thrifts based on three-year average return on equity.

Forward-Looking Statements

Certain statements within this document, which are not statements of historical fact, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties, and actual results may differ materially from those predicted by the forward-looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties inherent in the national and regional banking industry, changes in economic conditions in the market areas in which SB Financial and its subsidiaries operate, changes in policies by regulatory agencies, changes in accounting standards and policies, changes in tax laws, fluctuations in interest rates, demand for loans in the market areas in SB Financial and its subsidiaries operate, increases in FDIC insurance premiums, changes in the competitive environment, losses of significant customers, geopolitical events, the loss of key personnel and other risks identified in SB Financial’s Annual Report on Form 10-K and documents subsequently filed by SB Financial with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and SB Financial undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made, except as required by law. All subsequent written and oral forward-looking statements attributable to SB Financial or any person acting on its behalf are qualified by these cautionary statements.

Non-GAAP Financial Measures

This press release contains financial information determined by methods other than in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures, specifically pre-tax, pre-provision income, tangible common equity, tangible assets, tangible book value per common share, tangible common equity to tangible assets, return on average tangible common equity, total interest income – FTE, net interest income – FTE and net interest margin – FTE are used by the Company’s management to measure the strength of its capital and analyze profitability, including its ability to generate earnings on tangible capital invested by its shareholders. In addition, the Company excludes the OMSR impairment from both net income and non-interest income to report non-GAAP adjusted levels. Although management believes these non-GAAP measures are useful to investors by providing a greater understanding of its business, they should not be considered a substitute for financial measures determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.

Investor Contact Information:

Mark A. Klein

Chairman, President and

Chief Executive Officer

Mark.Klein@YourStateBank.com

Anthony V. Cosentino

Executive Vice President and

Chief Financial Officer

Tony.Cosentino@YourStateBank.com

SB FINANCIAL GROUP, INC.

CONSOLIDATED BALANCE SHEETS - (Unaudited)

	September	June	March	December	September
($ in thousands)	2023	2023	2023	2022	2022
ASSETS
Cash and due from banks	$19,049	$20,993	$21,625	$27,817	$27,934
Interest bearing time deposits	1,180	1,180	1,380	2,131	2,134
Available-for-sale securities	212,768	227,996	237,607	238,780	243,233
Loans held for sale	3,206	5,684	5,592	2,073	2,979
Loans, net of unearned income	989,021	984,824	976,312	962,075	925,249
Allowance for credit losses	(15,790)	(15,795)	(15,442)	(13,818)	(13,824)
Premises and equipment, net	21,934	22,230	22,621	22,829	22,842
Federal Reserve and FHLB Stock, at cost	6,261	7,634	6,054	6,326	5,230
Foreclosed assets and other assets	629	625	650	777	756
Interest receivable	4,457	4,079	3,926	4,091	3,556
Goodwill	23,239	23,239	23,239	23,239	23,239
Cash value of life insurance	29,291	29,183	29,024	28,870	28,713
Mortgage servicing rights	13,893	13,723	13,548	13,503	13,473
Other assets	17,336	15,840	15,157	16,940	17,863
Total assets	$1,326,474	$1,341,435	$1,341,293	$1,335,633	$1,303,377

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits
Non interest bearing demand	$224,182	$218,411	$237,175	$256,799	$250,791
Interest bearing demand	174,729	170,282	188,497	191,719	199,523
Savings	226,077	225,065	227,974	191,272	201,402
Money market	216,565	217,681	222,203	255,995	258,975
Time deposits	243,766	239,717	234,295	190,880	175,202
Total deposits	1,085,319	1,071,156	1,110,144	1,086,665	1,085,893

Short-term borrowings	16,519	21,118	15,998	14,923	19,754
Federal Home Loan Bank advances	59,500	81,300	44,500	60,000	35,000
Trust preferred securities	10,310	10,310	10,310	10,310	10,310
Subordinated debt net of issuance costs	19,630	19,618	19,606	19,594	19,582
Interest payable	2,216	1,866	1,441	769	623
Other liabilities	20,632	18,401	19,535	24,944	17,587
Total liabilities	1,214,126	1,223,769	1,221,534	1,217,205	1,188,749

Shareholders’ Equity
Common stock	61,319	61,319	61,319	61,319	61,319
Additional paid-in capital	15,037	15,154	14,953	15,087	15,000
Retained earnings	105,521	103,725	101,548	101,966	99,309
Accumulated other comprehensive loss	(39,517)	(32,894)	(29,671)	(32,120)	(33,426)
Treasury stock	(30,012)	(29,638)	(28,390)	(27,824)	(27,574)
Total shareholders’ equity	112,348	117,666	119,759	118,428	114,628

Total liabilities and shareholders’ equity	$1,326,474	$1,341,435	$1,341,293	$1,335,633	$1,303,377

SB FINANCIAL GROUP, INC.

CONSOLIDATED STATEMENTS OF INCOME - (Unaudited)

($ in thousands, except per share & ratios)	At and for the Three Months Ended					Nine Months Ended
	September	June	March	December	September	September	September
	2023	2023	2023	2022	2022	2023	2022
Interest income
Loans
Taxable	$13,128	$12,715	$12,126	$11,222	$10,084	$37,969	$27,016
Tax exempt	122	121	116	109	92	359	226
Securities
Taxable	1,507	1,524	1,535	1,559	1,536	4,566	4,239
Tax exempt	39	46	47	47	52	132	151
Total interest income	14,796	14,406	13,824	12,937	11,764	43,026	31,632

Interest expense
Deposits	4,194	3,538	2,578	1,440	852	10,310	2,037
Repurchase agreements & other	16	9	10	7	8	35	32
Federal Home Loan Bank advances	666	664	553	258	180	1,883	257
Trust preferred securities	189	172	164	138	99	525	223
Subordinated debt	195	194	195	194	195	584	584
Total interest expense	5,260	4,577	3,500	2,037	1,334	13,337	3,133

Net interest income	9,536	9,829	10,324	10,900	10,430	29,689	28,499

Provision for credit losses	(6)	145	250	-	-	389	-

Net interest income after provision for loan losses	9,542	9,684	10,074	10,900	10,430	29,300	28,499

Noninterest income
Wealth management fees	837	940	917	907	930	2,694	2,821
Customer service fees	863	871	825	880	844	2,559	2,498
Gain on sale of mtg. loans & OMSR	1,207	1,056	599	550	876	2,862	3,748
Mortgage loan servicing fees, net	438	494	608	627	527	1,540	2,337
Gain on sale of non-mortgage loans	10	218	24	105	125	252	461
Title insurance revenue	429	455	373	454	476	1,257	1,775
Gain (loss) on sale of assets	-	15	(11)	18	(12)	4	43
Other	379	312	331	172	277	1,022	835
Total noninterest income	4,163	4,361	3,666	3,713	4,043	12,190	14,518

Noninterest expense
Salaries and employee benefits	5,491	5,721	5,913	5,677	5,858	17,125	18,465
Net occupancy expense	764	802	784	763	769	2,350	2,230
Equipment expense	1,068	1,002	981	1,017	918	3,051	2,599
Data processing fees	648	685	646	627	664	1,979	1,883
Professional fees	623	612	863	738	766	2,098	2,476
Marketing expense	189	213	198	258	200	600	653
Telephone and communication expense	124	124	121	124	134	369	350
Postage and delivery expense	100	78	87	121	75	265	301
State, local and other taxes	218	218	228	277	250	664	805
Employee expense	141	156	188	157	145	485	456
Other expenses	1,115	728	764	510	605	2,607	1,828
Total noninterest expense	10,481	10,339	10,773	10,269	10,384	31,593	32,046

Income before income tax expense	3,224	3,706	2,967	4,344	4,089	9,897	10,971
Income tax expense	537	631	517	811	746	1,685	1,983

Net income	$2,687	$3,075	$2,450	$3,533	$3,343	$8,212	$8,988

Common share data:
Basic earnings per common share	$0.40	$0.45	$0.35	$0.51	$0.48	$1.20	$1.28
Diluted earnings per common share	$0.39	$0.44	$0.35	$0.50	$0.47	$1.18	$1.27

Average shares outstanding (in thousands):
Basic:	6,791	6,847	6,933	6,945	6,968	6,857	7,026
Diluted:	6,878	6,910	7,008	7,021	7,033	6,944	7,098

SB FINANCIAL GROUP, INC.

CONSOLIDATED FINANCIAL HIGHLIGHTS - (Unaudited)

($ in thousands, except per share & ratios)	At and for the Three Months Ended					Nine Months Ended
	September	June	March	December	September	September	September
SUMMARY OF OPERATIONS	2023	2023	2023	2022	2022	2023	2022
Net interest income	$9,536	$9,829	$10,324	$10,900	$10,430	$29,689	$28,499
Tax-equivalent adjustment	43	44	43	41	38	131	100
Tax-equivalent net interest income	9,579	9,873	10,367	10,941	10,468	29,820	28,599
Provision for credit loss	(6)	145	250	-	-	389	-
Noninterest income	4,163	4,361	3,666	3,713	4,043	12,190	14,518
Total operating revenue	13,699	14,190	13,990	14,613	14,473	41,879	43,017
Noninterest expense	10,481	10,339	10,773	10,269	10,384	31,593	32,046
Pre-tax pre-provision income	3,218	3,851	3,217	4,344	4,088	10,286	10,971
Pretax income	3,224	3,706	2,967	4,344	4,088	9,897	10,971
Net income	2,687	3,075	2,450	3,533	3,343	8,212	8,988

PER SHARE INFORMATION:
Basic earnings per share (EPS)	0.40	0.45	0.35	0.51	0.48	1.20	1.28
Diluted earnings per share	0.39	0.44	0.35	0.50	0.47	1.18	1.27
Common dividends	0.130	0.130	0.125	0.125	0.120	0.385	0.355
Book value per common share	16.59	17.30	17.37	17.08	16.49	16.59	16.49
Tangible book value per common share (TBV)	13.09	13.81	13.93	13.65	13.07	13.09	13.07
Market price per common share	13.50	12.62	14.13	16.95	16.85	13.50	16.85
Market price to TBV	103.1%	91.4%	101.4%	124.2%	128.9%	103.1%	128.9%
Market price to trailing 12 month EPS	8.0	7.1	8.2	9.6	9.6	8.0	9.6

PERFORMANCE RATIOS:
Return on average assets (ROAA)	0.80%	0.91%	0.73%	1.08%	1.03%	0.81%	0.91%
Pre-tax pre-provision ROAA	0.96%	1.14%	0.96%	1.32%	1.26%	1.10%	1.19%
Return on average equity	8.73%	10.01%	8.37%	12.17%	10.89%	8.72%	9.21%
Return on average tangible equity	10.82%	12.40%	10.50%	15.30%	13.51%	10.75%	11.28%
Efficiency ratio	76.34%	72.71%	76.85%	70.16%	71.63%	75.28%	74.38%
Earning asset yield	4.78%	4.61%	4.49%	4.27%	3.89%	4.61%	3.42%
Cost of interest bearing liabilities	2.18%	1.90%	1.46%	0.90%	0.58%	1.85%	0.45%
Net interest margin	3.08%	3.15%	3.35%	3.60%	3.45%	3.18%	3.08%
Tax equivalent effect	0.01%	0.01%	0.02%	0.01%	0.01%	0.02%	0.01%
Net interest margin, tax equivalent	3.09%	3.16%	3.37%	3.61%	3.46%	3.20%	3.09%
Non interest income/Average assets	1.24%	1.30%	1.10%	1.13%	1.24%	1.21%	1.47%
Non interest expense/Average assets	3.13%	3.07%	3.23%	3.13%	3.19%	3.13%	3.24%
Net noninterest expense/Average assets	-1.89%	-1.78%	-2.13%	-2.00%	-1.95%	-1.92%	-1.77%

ASSET QUALITY RATIOS:
Gross charge-offs	12	32	69	7	9	113	27
Recoveries	7	10	8	1	32	25	46
Net charge-offs	5	22	61	6	(23)	88	(19)
Nonperforming loans/Total loans	0.34%	0.30%	0.35%	0.38%	0.40%	0.34%	0.40%
Nonperforming assets/Loans & OREO	0.40%	0.36%	0.41%	0.46%	0.49%	0.40%	0.49%
Nonperforming assets/Total assets	0.30%	0.26%	0.30%	0.33%	0.35%	0.30%	0.35%
Allowance for credit loss/Nonperforming loans	474.32%	542.78%	454.71%	375.29%	369.03%	474.32%	369.03%
Allowance for credit loss/Total loans	1.60%	1.60%	1.58%	1.44%	1.49%	1.60%	1.49%
Net loan charge-offs/Average loans (ann.)	0.00%	0.01%	0.03%	0.00%	(0.01%)	0.01%	(0.00%)

CAPITAL & LIQUIDITY RATIOS:
Loans/ Deposits	91.13%	91.94%	87.94%	88.53%	85.21%	91.13%	85.21%
Equity/ Assets	8.47%	8.77%	8.93%	8.87%	8.79%	8.47%	8.79%
Tangible equity/Tangible assets	6.81%	7.13%	7.29%	7.22%	7.10%	6.81%	7.10%
Common equity tier 1 ratio (Bank)	13.56%	13.18%	13.44%	13.42%	13.23%	13.56%	13.23%

END OF PERIOD BALANCES
Total assets	1,326,474	1,341,435	1,341,293	1,335,633	1,303,377	1,326,474	1,303,377
Total loans	989,021	984,824	976,312	962,075	925,249	989,021	925,249
Deposits	1,085,319	1,071,156	1,110,144	1,086,665	1,085,893	1,085,319	1,085,893
Stockholders equity	112,348	117,666	119,759	118,428	114,628	112,348	114,628
Goodwill and intangibles	23,687	23,710	23,732	23,753	23,770	23,687	23,770
Tangible equity	88,661	93,956	96,027	94,675	90,858	88,661	90,858
Mortgage servicing portfolio	1,367,209	1,353,904	1,344,158	1,352,016	1,362,666	1,367,209	1,362,666
Wealth/Brokerage assets under care	478,236	499,255	518,009	507,093	480,947	478,236	480,947
Total assets under care	3,171,919	3,194,594	3,203,460	3,194,742	3,146,990	3,171,919	3,146,990
Full-time equivalent employees	252	253	255	268	271	252	271
Period end common shares outstanding	6,773	6,803	6,894	6,935	6,950	6,773	6,950
Market capitalization (all)	91,437	85,857	97,419	117,556	117,113	91,437	117,113

AVERAGE BALANCES
Total assets	1,339,870	1,346,010	1,335,056	1,314,419	1,302,297	1,344,467	1,319,668
Total earning assets	1,239,145	1,248,813	1,232,018	1,211,674	1,209,958	1,243,094	1,231,865
Total loans	989,089	988,348	970,813	937,898	909,909	982,817	871,340
Deposits	1,095,414	1,100,344	1,098,935	1,094,491	1,085,821	1,098,593	1,109,345
Stockholders equity	123,070	122,886	117,071	116,114	122,738	125,580	130,069
Goodwill and intangibles	23,698	23,721	23,743	23,761	23,778	23,720	23,791
Tangible equity	99,372	99,165	93,328	92,353	98,960	101,860	106,278
Average basic shares outstanding	6,791	6,847	6,933	6,945	6,968	6,857	7,026
Average diluted shares outstanding	6,878	6,910	7,008	7,021	7,033	6,944	7,098

SB FINANCIAL GROUP, INC.

Rate Volume Analysis - (Unaudited)

For the Three Months Ended Sep. 30, 2023 and 2022

($ in thousands)	Three Months Ended Sep. 30, 2023			Three Months Ended Sep. 30, 2022
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities/cash	$243,261	$1,507	2.48%	$291,712	$1,536	2.11%
Nontaxable securities	6,795	39	2.30%	8,337	52	2.49%
Loans, net	989,089	13,250	5.36%	909,909	10,176	4.47%
Total earning assets	1,239,145	14,796	4.78%	1,209,958	11,764	3.89%
Cash and due from banks	4,022			6,782
Allowance for loan losses	(15,791)			(13,802)
Premises and equipment	22,120			23,762
Other assets	90,374			75,597
Total assets	$1,339,870			$1,302,297

Liabilities
Savings, MMDA and interest bearing demand	$620,092	$2,232	1.44%	$681,209	$542	0.32%
Time deposits	244,289	1,962	3.21%	155,979	310	0.79%
Repurchase agreements & other	16,319	16	0.39%	20,160	8	0.16%
Advances from Federal Home Loan Bank	55,073	666	4.84%	26,739	180	2.69%
Trust preferred securities	10,310	189	7.33%	10,310	99	3.84%
Subordinated debt	19,622	195	3.98%	19,576	195	3.98%
Total interest bearing liabilities	965,705	5,260	2.18%	913,973	1,334	0.58%
Non interest bearing demand	231,033	-		248,633	-
Total funding	1,196,738		1.76%	1,162,606		0.46%
Other liabilities	20,062			16,952
Total liabilities	1,216,800			1,179,558
Equity	123,070			122,738

Total liabilities and equity	$1,339,870			$1,302,296

Net interest income		$9,536			$10,430

Net interest income as a percent of average interest-earning assets - GAAP measure			3.08%			3.45%

Net interest income as a percent of average interest-earning assets - non GAAP			3.09%			3.46%
- Computed on a fully tax equivalent (FTE) basis

	Nine Months Ended Sep. 30, 2023			Nine Months Ended Sep. 30, 2022
	Average		Average	Average		Average
	Balance	Interest	Rate	Balance	Interest	Rate
Assets
Taxable securities/cash	$252,908	$4,566	2.41%	$352,405	$4,239	1.60%
Nontaxable securities	7,369	132	2.39%	8,120	151	2.48%
Loans, net	982,817	38,328	5.20%	871,340	27,242	4.17%
Total earning assets	1,243,094	43,026	4.61%	1,231,865	31,632	3.42%
Cash and due from banks	4,020			7,331
Allowance for loan losses	(15,374)			(13,804)
Premises and equipment	22,500			24,265
Other assets	90,227			70,011
Total assets	$1,344,467			$1,319,668

Liabilities
Savings, MMDA and interest bearing demand	$627,074	$5,367	1.14%	$709,033	$1,293	0.24%
Time deposits	233,054	4,943	2.83%	152,230	744	0.65%
Repurchase agreements & Other	16,576	35	0.28%	21,298	32	0.20%
Advances from Federal Home Loan Bank	53,936	1,883	4.65%	12,154	257	2.82%
Trust preferred securities	10,310	525	6.79%	10,310	223	2.88%
Subordinated debt	19,610	584	3.97%	19,564	584	3.98%
Total interest bearing liabilities	960,560	13,337	1.85%	924,589	3,132	0.45%
Non interest bearing demand	238,465		1.48%	248,082		0.36%
Total funding	1,199,025			1,172,671
Other liabilities	19,862			16,928
Total liabilities	1,218,887			1,189,599
Equity	125,580			130,069

Total liabilities and equity	$1,344,467			$1,319,668

Net interest income		$29,689			$28,500

Net interest income as a percent of average interest-earning assets - GAAP measure			3.18%			3.08%

Net interest income as a percent of average interest-earning assets - non GAAP			3.20%			3.09%
- Computed on a fully tax equivalent (FTE) basis

Non-GAAP reconciliation	Three Months Ended		Nine Months Ended
($ in thousands, except per share & ratios)	Sep. 30, 2023	Sep. 30, 2022	Sep. 30, 2023	Sep. 30, 2022

Total Operating Revenue	$13,699	$14,473	$41,879	$43,017
Adjustment to (deduct)/add OMSR recapture/impairment *	78	(65)	39	(1,193)
Adjusted Total Operating Revenue	13,777	14,408	41,918	41,824

Income before Income Taxes	3,224	4,088	9,897	10,971
Adjustment for OMSR *	78	(65)	39	(1,193)
Adjusted Income before Income Taxes	3,302	4,023	9,936	9,778

Provision for Income Taxes	537	746	1,685	1,983
Adjustment for OMSR **	16	(14)	8	(251)
Adjusted Provision for Income Taxes	553	732	1,693	1,733

Net Income	2,687	3,342	8,212	8,988
Adjustment for OMSR *	62	(51)	31	(942)
Adjusted Net Income	2,749	3,291	8,243	8,046

Diluted Earnings per Share	0.39	0.47	1.18	1.27
Adjustment for OMSR *	0.01	(0.00)	0.00	(0.13)
Adjusted Diluted Earnings per Share	$0.40	$0.47	$1.19	$1.13

Return on Average Assets	0.80%	1.03%	0.81%	0.91%
Adjustment for OMSR *	0.02%	-0.02%	0.00%	-0.07%
Adjusted Return on Average Assets	0.82%	1.01%	0.82%	0.84%

*	valuation adjustment to the Company’s mortgage servicing rights

**	tax effect is calculated using a 21% statutory federal corporate income tax rate